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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 25, 2005

                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                       1-12387                 76-0515284
(State or other jurisdiction          (Commission           (I.R.S. Employer of
     of incorporation                 File Number)             Incorporation
     or organization)                                       Identification No.)



            500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS       60045
              (Address of Principal Executive Offices)      (Zip Code)




       Registrant's telephone number, including area code: (847) 482-5000




         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On January 25, 2005, Tenneco Automotive announced its fourth quarter and full year 2004 results of operations. Exhibit 99.1 to this Form 8-K report presents the company's press release, including the company's consolidated statement of income, balance sheet and statement of cash flows for the periods ended December 31, 2004, as released by the company on January 25, 2005, and such Exhibit is incorporated herein by reference. Exhibit 99.1 also includes information regarding the company's scheduled conference call to discuss the company's results of operations for the last fiscal quarter and full year 2004, as well as other matters that may impact the company's outlook.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.   Description

99.1          Tenneco Automotive Inc.'s press release dated January 25, 2005.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TENNECO AUTOMOTIVE INC.


Date: January 25, 2005                          By: /s/ Kenneth R. Trammell
                                                   ------------------------
                                                   Kenneth R. Trammell
                                                   Senior Vice President and
                                                   Chief Financial Officer